UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07095

T. Rowe Price Summit Municipal Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2016

Item 1. Report to Shareholders

Summit Municipal Money Market Fund	April 30, 2016

The views and opinions in this report were current as of April 30, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our Email Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

Tax-free municipal bonds produced positive returns and outperformed taxable bonds in the six-month period ended April 30, 2016. The Barclays Municipal Bond Index returned 3.55% versus 2.82% for the Barclays U.S. Aggregate Bond Index. Strong demand from investors and limited supply in recent months helped the performance of tax-exempt bonds, along with their relative insulation from the turmoil in some global financial markets. The continued fiscal deterioration of Puerto Rico, a major muni issuer, and the Federal Reserve’s first rate increase in more than nine years had little impact on the broad muni market. Intermediate- and longer-term municipal bond yields decreased, and money market yields remained low despite the Fed rate hike. Longer-maturity bonds outperformed shorter-maturity issues, and lower-quality securities outperformed higher-quality bonds. The T. Rowe Price Summit Municipal Funds performed in line with or better than their benchmarks over the reporting period, and their longer-term relative performance remained favorable.

ECONOMY AND INTEREST RATES

The U.S. economy grew at a sluggish pace during the past six months. After expanding at an annualized rate of 1.4% in the fourth quarter of 2015, gross domestic product growth slowed to 0.5% in the first three months of 2016, according to the most recent estimate. While first-quarter growth was weak, the underlying trend of moderate U.S. economic expansion seems to remain in place, and we believe full-year growth is likely to rebound to roughly 2% over the balance of the year. The domestic labor market has been resilient in the face of unfavorable economic developments overseas. Jobs growth has been averaging more than 200,000 per month, and the national unemployment rate was 5.0% in April, near its lowest level in eight years.

Broad measures of inflation have remained very low due to declining prices of oil and other commodities—which is a plus for consumers and many businesses—but core inflation, which excludes food and energy costs, is beginning to turn higher. The Fed raised short-term rates in December, but due to the slowdown in economic activity and global risks, the central bank has kept rates unchanged thus far in 2016. However, we believe that a couple of Fed rate hikes are possible this year if the labor market recovery persists and measures of domestic demand strengthen.

The Treasury and municipal yield curves flattened during the six-month period as longer-term rates fell and shorter-term yields increased in both markets. Although high-quality 30-year muni yields are now slightly lower than the 30-year U.S. government bond yield, long-term munis still appear attractive versus taxable bonds for fixed income investors.

As an illustration of their relative attractiveness, on April 30, 2016, the 2.58% yield offered by a 30-year tax-free general obligation (GO) bond rated AAA was about 97% of the 2.66% pretax yield offered by a 30-year Treasury bond. Including the 3.8% net investment income tax that took effect in 2013 as part of the Affordable Care Act, the top marginal federal tax rate currently stands at 43.4%. An investor in this tax bracket would need to invest in a taxable bond yielding about 4.56% to receive the same after-tax income as that generated by the municipal bond. (To calculate a municipal bond’s taxable-equivalent yield, divide the yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.434, or 0.566.)

When Less Is Really More

Despite low nominal yields, municipal bonds remain attractive for investors facing high income taxes. The interest income from a tax-free municipal bond is exempt from federal income taxes.* In addition, most states and cities do not tax income earned on their own bonds for their residents. A municipal bond could, therefore, be triple-tax-free—exempt from federal, state, and local taxes. Tax-free municipal bond income is also exempt from a net investment income tax that took effect in 2013, in which a 3.8% tax is imposed on the lesser of your total net investment income or your modified adjusted gross income in excess of $250,000 (for married couples filing jointly) or $200,000 for single individuals.

Even though munis typically pay less than taxable issues, investors in the highest tax brackets are likely to realize higher after-tax, bottom-line results from tax-exempt securities. As you can see in the table below, an investor in the 33% federal tax bracket would need to purchase a taxable security yielding 7.5% to match the after-tax return of a municipal security yielding 5.0%.

Factoring in state and local income tax rates—which, of course, will vary widely—makes calculating the taxable-equivalent yield more complicated. However, the taxable-equivalent yields listed in the table would be even higher. This underscores the advantage of tax-free income provided by municipal securities.

Tax-Exempt Yields and Taxable-Equivalent Yields

Tax-Exempt Yields	Taxable-Equivalent Yields Your Federal Marginal Tax Bracket					
	25.0%	28.0%	33.0%	36.8%**	38.8%**	43.4%**
1.0%	1.3%	1.4%	1.5%	1.6%	1.6%	1.8%
1.5	2.0	2.1	2.2	2.4	2.5	2.7
2.0	2.7	2.8	3.0	3.2	3.3	3.5
2.5	3.3	3.5	3.7	4.0	4.1	4.4
3.0	4.0	4.2	4.5	4.8	4.9	5.3
3.5	4.7	4.9	5.2	5.5	5.7	6.2
4.0	5.3	5.6	6.0	6.3	6.5	7.1
4.5	6.0	6.3	6.7	7.1	7.4	8.0
5.0	6.7	6.9	7.5	7.9	8.2	8.8

* Some municipal bond income may be subject to the federal alternative minimum tax (AMT).

** These federal marginal tax brackets include an additional 3.8% net investment income tax.

Note: When comparing yields in this manner, make sure to compare securities or mutual funds of similar credit quality and maturity or the comparison will not be valid. This chart is for illustrative purposes only and does not represent the performance of any specific security.

MUNICIPAL MARKET NEWS

Total year-to-date municipal bond issuance through April was about $131 billion, according to The Bond Buyer. Limited supply and solid demand have created a strong technical environment, despite the Federal Reserve’s December rate hike and the potential for additional rate increases this year. Year-over-year issuance has been declining, while muni market inflows have been strong.

Generally, fundamentals for municipal issuers remain solid, with nearly twice as many credit rating agency upgrades in 2015 as downgrades. Most issuers in the $3.7 trillion municipal bond market have been fiscally responsible. State and local governments in general have been cautious about adding to indebtedness since the financial crisis, and a strengthening economy has helped tax revenues rebound. Over 60% of the market, as measured by the Barclays Municipal Bond Index, is AAA or AA rated.

Although the market is overwhelmingly high quality, many states and municipalities are grappling with underfunded pensions and other post-employment benefit (OPEB) obligations. New reporting rules from the Governmental Accounting Standards Board are bringing greater transparency to state and local governments’ pension funding gaps, long-term risks that investors often overlooked in the past. We believe the market will price in higher pension risks over time, as the magnitude of unfunded liabilities becomes more conspicuous.

The Commonwealth of Puerto Rico remained in the headlines as its financial crisis worsened. A U.S. House committee held hearings on a bill that would provide a pathway for a return to solvency for the territory, but the legislation remained on hold at the end of April. Without any resolution to its deteriorating liquidity situation, Puerto Rico defaulted on about $400 million of debt immediately after our reporting period ended. This was the largest default involving the island since its first missed payment last August, but the news was widely expected and had little impact on broader market performance. T. Rowe Price’s municipal team has long maintained that Puerto Rico’s debt burden is unsustainable and would eventually need to be restructured.

In March, the Illinois Supreme Court struck down Chicago’s plan to reform two of the city’s four underfunded pension plans, ruling that the proposed changes would diminish pension benefits for individual workers and violate the state constitution. This was not a surprising outcome, in our view, as the 2014 pension reform legislation was similarly struck down by a lower court last year. In response to the ruling, Fitch cut the city’s credit rating by two notches to BBB-, warning that there could be further downgrades if Chicago fails to address its pension funding problem. The Summit Municipal Funds have no exposure to Puerto Rico’s bonds or GO debt issued by Chicago.

What Rising Rates Mean for Bonds

After benefiting from a prolonged period of falling interest rates, many bond investors are concerned that a new era of rising rates is at hand. Whether this is so is far from certain—rates have defied the expectations of many by remaining low even as the economy has improved, and they may stay below long-term averages for some time to come. Nevertheless, investors should be aware of the risks of investing in bonds, including the risk that interest rates will increase and weigh on bond prices.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important information about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's weighted average effective duration (shown in the Portfolio Characteristics exhibit) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% in value for every one-percentage-point rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When shareholders are returned their principal, they can reinvest at a higher yield. Indeed, for investors in a bond fund with a low duration and weighted average maturity, higher rates can mean an increase in income potential.

Some fixed income sectors offer an added degree of protection from rising rates. Floating rate funds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank loans usually have a credit profile that is below investment quality, which means these investments may have greater exposure to default risk than investment-grade bonds. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification exhibit) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

In terms of sector performance, revenue bonds outperformed state and local GOs over the past six months. We continue to favor bonds backed by a dedicated revenue stream over GOs, as we consider revenue bonds to be largely insulated from the pension funding concerns facing state and local governments. Across our municipal platform, we have an overweight to the higher-yielding health care and transportation revenue-backed sectors. Among revenue bonds, leasing, transportation, and industrial/pollution control were the best-performing segments, while resource recovery bonds lagged the broader market but still posted positive results. High yield tobacco bonds extended last year’s extraordinary gains and once again outperformed the broad muni market for the reporting period.

PORTFOLIO REVIEW

Summit Municipal Money Market Fund
Your fund returned 0.01% in the six-month period ended April 30, 2016, which was in line with the performance of the Lipper Tax-Exempt Money Market Funds Index. The fund’s reporting period was notable because the Federal Reserve increased the federal funds rate for the first time in nine years, but the municipal market held on to low-single-digit yields across much of the money market curve for the first few months of 2016.

Supply and demand came into better alignment later in the reporting period, finally pushing yields higher. Money fund reform, which is resulting in some industry consolidation and asset movement, is one factor cited for shifting the environment. Overnight yields have risen 24 basis points to 0.25%. The Securities Industry and Financial Markets Association (SIFMA) seven-day variable rate index ended the period at 0.41%, higher by about 40 basis points. Longer-maturity yields out to one year also moved higher in response to changes in the short-maturity portion of the curve, with yields rising by 35 basis points to 0.58%. (One percentage point equals 100 basis points.)

Municipal money market fund outflows have nearly closed the gap between the amount of tax-exempt assets under management ($229 billion) and the supply of variable rate demand notes (VRDNs). As noted in prior shareholder letters, supply in VRDNs has been in decline for some years now. After peaking at $565 billion in 2007, the amount now stands at $224 billion. Better economic conditions are also reducing the short-term borrowing needs of municipalities. Short-term borrowing to bridge cash needs in 2015 was $34.5 billion, the lowest in over 15 years, and 47% lower than the peak of $65 billion in 2010. We expect the trend of reduced borrowing to continue through 2016.

Strong credit quality continues to be a feature of the Summit Municipal Money Market Fund. As a policy, we favor only the most highly rated securities from revenue sectors such as hospitals and housing as well as select general obligation issuers.

While the Fed has started raising interest rates, the path toward rate normalization is expected to be long and slow. As always, we remain committed to managing a highly liquid, diversified portfolio focused on liquidity and stability of principal, which we deem of utmost importance to our valued shareholders.

As we have noted in prior shareholder letters, and as you may have seen in recent mailings from T. Rowe Price, the Securities and Exchange Commission (SEC) enacted rules that will change the way money market funds are managed. These changes become fully effective in October 2016. The rule changes will differentiate between types of money market funds (prime versus government funds, for example) as well as classes of shareholders (retail versus institutional investors).

T. Rowe Price has been carefully considering the SEC rule changes and their implications and is crafting solutions designed to minimize the impacts on our money market fund shareholders. As such, we are making changes to our money market fund lineup. While most modifications will have little effect on the majority of shareholders, some will be more noticeable, such as changes to certain funds’ investment strategies or the suitability of a given fund for certain classes of investors.

We are not making any changes to the Summit Municipal Money Market Fund’s investment program. However, per the new SEC rules, the fund must adopt the ability—effective October 14, 2016—to implement liquidity fees or temporarily suspend redemptions (also known as “gates”) in times of severe market stress or significant redemption pressure on the fund.

As the fund will be available only to retail investors under the new rules, we will close the fund to new institutional accounts on July 1, 2016. Institutional investors who already have an account in the fund may continue to add to their account after July 1, 2016, but they will need to exchange into another fund or redeem their shares by September 23, 2016.

For more information about the money market reform changes, we encourage you to visit our website, troweprice.com/moneymarketreform. Our site provides more detailed discussions about liquidity fees and redemption gates, as well as which T. Rowe Price money market funds are available to retail and institutional investors.

Summit Municipal Intermediate Fund
The Summit Municipal Intermediate Fund returned 3.18% for the six-month period ended April 30, 2016, outperforming the Lipper Intermediate Municipal Debt Funds Average, which returned 2.98%. (Performance for the Advisor Class was lower due to its different fee structure.) Positive security selection, especially in the transportation and health care sectors, and an overweight to bonds with longer maturities contributed to the fund’s relative performance.

Your fund compared favorably with its competitors over the long term. Lipper ranked the Summit Municipal Intermediate Fund in the top quartile among intermediate municipal debt funds for the 1-, 3-, and 10-year periods ended April 30, 2016. (Based on cumulative total return, Lipper ranked the fund 52 of 207, 30 of 194, 53 of 161, and 14 of 109 funds for the 1-, 3-, 5-, and 10-year periods ended April 30, 2016, respectively. Past performance cannot guarantee future results.)

While the portfolio’s weighted average maturity and duration finished the period slightly shorter than they were six months ago, our longer duration relative to the benchmark aided results. We shortened the portfolio’s weighted average maturity and duration late last year as we believed the market would react negatively to the Fed’s initial rate increase in December; however, the volatility in global markets and low inflation lessened concerns about further rate hikes. While our overall view is for higher rates eventually, it has become increasingly clear that the pace of Fed rate hikes in 2016 will be much slower than most had predicted. As for yield curve positioning, our overweight position in bonds with maturities of five years and longer and underweight to shorter maturities contributed to results as the yield curve flattened during the period.

We maintained our preference for revenue bonds over GOs as a result of our longer-term concern that many municipalities will face fiscal challenges related to unfunded pension and OPEB liabilities. This positioning was beneficial as revenue bonds outperformed for the period. We continued to trim our holdings in GO issuers where pension concerns are growing.

Credit spreads were volatile over the reporting period. When they widened, we added to health care and transportation, which remain the two largest sectors in the portfolio. When spreads tightened, we looked to add special tax bonds or high-quality GOs. Our purchase of New York State Urban Development Corp. State Personal Income Tax revenue bonds is an example of this approach. At Aa1/AAA, they have a high credit rating but offered attractive yield. Security selection in the transportation and health care sectors made notable contributions to the fund’s relative performance. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

In terms of credit quality, the fund has an overweight in lower-quality investment-grade bonds, particularly debt rated A and BBB. We believe that these bonds generally provide more attractive value than their higher-quality counterparts; however, as noted earlier, we will add AAA bonds when valuations are appealing. We also maintain a very modest allocation to bonds with noninvestment-grade ratings and unrated securities, which provides further credit quality diversification.

Summit Municipal Income Fund
The Summit Municipal Income Fund returned 4.16% for the six-month period ended April 30, 2016, outperforming the Lipper General & Insured Municipal Debt Funds Average, which returned 3.60%. (Performance for the Advisor Class was lower due to its different fee structure.) Security selection contributed to the fund’s relative performance, and our yield curve positioning, where we kept an overweight to longer maturities, was also positive.

Your fund compared favorably with its competitors over the long term. Lipper ranked the Summit Municipal Income Fund in the top quartile among general and insured municipal debt funds for the 3-, 5-, and 10-year periods ended April 30, 2016. (Based on cumulative total return, Lipper ranked the fund 67 of 264, 40 of 228, 46 of 210, and 16 of 158 funds for the 1-, 3-, 5-, and 10-year periods ended April 30, 2016, respectively. Past performance cannot guarantee future results.)

Our longer-duration posture was beneficial as the yield curve flattened during the period, and the fund’s duration and weighted average maturity moved modestly longer over the past six months. While our duration is longer than that of the benchmark, the Barclays Municipal Bond Index, our internal analysis shows us to be in line with our peers. As for yield curve positioning, we maintained an overweight in bonds with maturities of 15 years and longer to capture the additional yield offered on the long end of the curve. This was beneficial to the portfolio during the reporting period and should serve us well going forward, as we believe the Fed will remain cautious about tightening monetary policy in a low-inflation and slow-growth environment.

Our preference for revenue bonds over GOs remained intact as a result of our longer-term concern that many municipalities will face fiscal challenges related to unfunded pension and OPEB liabilities. Sector positioning was little changed over the six months. Health care and transportation, which typically offer above-average yields in the tax-exempt market, remain our largest allocations. Among our purchases in health care were revenue bonds from the Health and Educational Facilities Board of the Metropolitan Government of Nashville and Davidson County, TN (Vanderbilt University Medical Center). (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Security selection in the health care sector made a notable contribution to the fund’s relative performance and our transportation holdings also outperformed, speaking to the strength of our fundamental credit research capabilities. In health care, revenue bonds issued by Onondaga Civic Development Corporation (St. Joseph’s Hospital Health Center) in New York added value; they were upgraded and subsequently prerefunded. In the transportation sector, our holdings in Chicago IL, Midway Airport revenue bonds also outperformed during the reporting period.

Persistently low rates have enabled issuers to refinance older, high-cost debt at more favorable terms, creating a larger allocation to prerefunded bonds in the portfolio. Exposure to these high-quality securities provides the fund with a modest addition of liquidity, which we believe is appropriate within today’s volatile rate environment, and leaves us well positioned to take advantage of the possibility of rising interest rates.

Our credit quality profile was largely unchanged during the period. We continue to overweight A and BBB rated debt as we believe this is an area where our credit research team can find investment opportunities that offer incremental risk-adjusted yield. New holdings that we added in these rating categories included Philadelphia PA Industrial Development Authority, Temple University, and New Orleans LA Water System. We also maintained modest exposure to below investment-grade and unrated bonds.

OUTLOOK

We believe that the municipal bond market remains a high-quality market that offers good opportunities for long-term investors seeking tax-free income. While fundamentals are sound overall and technical support should persist, investors should expect modest returns in 2016, perhaps just earning the coupon income offset somewhat by modest declines in principal values. If the economic recovery prompts the Fed to continue raising short-term interest rates, muni bond yields are likely to rise along with Treasury yields—although probably not to the same extent. While higher yields typically pressure bond prices, we expect Fed rate increases to be gradual and modest. Moreover, munis should be less susceptible to rising rates than Treasuries given their attractive tax-equivalent yields and the steady demand for tax-exempt income.

While we believe that many states deserve high credit ratings and will be able to continue servicing their debts, we have longer-term concerns about significant funding shortfalls for pensions and OPEB obligations in some jurisdictions. These funding gaps stem from investment losses during the financial crisis, insufficient plan contributions over time, and unrealistic return assumptions. Although few large plans are at risk of insolvency in the near term, the magnitude of unfunded liabilities is becoming more conspicuous in a few states.

Ultimately, we believe T. Rowe Price’s independent credit research is our greatest strength and will remain an asset for our investors as we navigate the current market environment. As always, we focus on finding attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our investors well.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Summit Municipal Money Market Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Summit Municipal Intermediate Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
Summit Municipal Income Fund

May 19, 2016

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment program.

RISKS OF INVESTING IN MUNICIPAL SECURITIES

Funds that invest in municipal securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades, defaults on scheduled interest and principal payments, and the possibility that municipal securities will, because of legislation or a significant restructuring of federal income tax rates, lose their advantage as a source of tax-free income. Some income may be subject to state and local taxes and the federal alternative minimum tax (AMT).

RISKS OF INVESTING IN MONEY MARKET SECURITIES

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. Beginning October 14, 2016, the fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

GLOSSARY

Barclays Intermediate Competitive (1–17 Year Maturity) Bond Index: A subindex of the Barclays Municipal Bond Index. It is a rules-based, market value-weighted index of bonds with maturities of one year to 16 years and 11 months engineered for the tax-exempt bond market.

Barclays Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Call: An issuer’s right to redeem a bond before its scheduled maturity date.

Credit spread: The additional yield that investors demand to hold a bond with credit risk compared with a Treasury security with a comparable maturity date.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Inflation: A sustained increase in prices throughout the economy.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

Revenue (or revenue-backed) bond: A bond issued to fund specific projects, such as airports, bridges, hospitals, or toll roads, where a portion of the revenue generated is used to service the interest payments on the bonds.

SEC yield (7-day simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Variable rate demand note (VRDN): Generally, a debt security that requires the issuer to redeem at the holder’s discretion on a specified date or dates prior to maturity. Upon redemption, the issuer pays par to the holder who loses future coupon payments that might otherwise be due. The VRDN might be especially attractive at times of rising rates, to protect against interest rate risk by redeeming at par value, and reinvesting proceeds in a new bond.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. A security with a longer maturity usually has a higher yield. If a short-term security offers a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the Summit Municipal Intermediate Fund and Summit Municipal Income Fund have two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Quarter-End Returns

Periods Ended 3/31/16	SEC Yield (7-Day Simple)*	SEC Yield (7-Day Simple)– Unsubsidized	1 Year	5 Years	10 Years	Since Inception	Inception Date
Summit Municipal Money Market Fund	0.01%	-0.18%	0.01%	0.01%	0.79%	–	
Summit Municipal Intermediate Fund	–	–	3.59	4.68	4.49	–	
Summit Municipal Intermediate Fund–Advisor Class	–	–	3.33	–	–	2.85%	8/8/12
Summit Municipal Income Fund	–	–	4.13	6.60	5.06	–	
Summit Municipal Income Fund–Advisor Class	–	–	3.87	–	–	3.81	8/8/12

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132 or, for Advisor Class shares, 1-800-638-8790.

This table provides returns through the most recent calendar quarter-end rather than through the end of the funds' fiscal periods. It shows how the funds would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns. A money fund's yield more closely represents its current earnings than does the total return.

*In an effort to maintain a zero or positive net yield for the fund, T. Rowe Price has voluntarily waived all or a portion of the management fee it is entitled to receive from the fund. This voluntary waiver is in addition to any contractual expense ratio limitation in effect for the fund and may be amended or terminated at any time without prior notice. A fee waiver has the effect of increasing the fund's net yield; without it, the fund's 7-day yield would have been lower. Please see the prospectus for more details.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	6 Months Ended 4/30/16	Year Ended 10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
NET ASSET VALUE						
Beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Investment activities						
Net investment income[1]	–[2][3]	–[2][3]	–[2][3]	–[2][3]	–[2][3]	–[2][3]
Net realized and unrealized gain / loss	–[3]	–[3]	–[3]	–[3]	–[3]	–[3]
Total from investment activties	–[3]	–[3]	–[3]	–[3]	–[3]	–[3]
Distributions						
Net investment income	–[3]	–[3]	–[3]	–[3]	–[3]	–[3]
Net realized gain	–	–[3]	–	–	–	–
Total distributions	–[3]	–[3]	–[3]	–[3]	–[3]	–[3]
NET ASSET VALUE						
End of Period	**$ 1.00**	**$ 1.00**	**$ 1.00**	**$ 1.00**	**$ 1.00**	**$ 1.00**

Ratios/Supplemental Data

Total return[4]	**0.01%**[2]	**0.02%**[2]	**0.01%**[2]	**0.01%**[2]	**0.01%**[2]	**0.01%**[2]
Ratio of total expenses to average net assets	0.15%[2][5]	0.07%[2]	0.10%[2]	0.15%[2]	0.20%[2]	0.29%[2]
Ratio of net investment income to average net assets	0.01%[2][5]	0.01%[2]	0.01%[2]	0.01%[2]	0.01%[2]	0.01%[2]
Net assets, end of period (in thousands)	$ 219,969	$ 195,431	$ 176,933	$ 204,663	$ 176,515	$ 213,817

(1) Per share amounts calculated using average shares outstanding method.
(2) Includes the effect of voluntary management fee waivers and operating expense reimbursements of 0.30% for the period ended 4/30/16, and 0.38%, 0.35%, 0.30%, 0.25%, and 0.16% of average net assets for the years ended, 10/31/15, 10/31/14, 10/31/13, 10/31/12, and 10/31/11, respectively (see Note 5).
(3) Amounts round to less than $0.01 per share.
(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
(5) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	Par	$ Value
NON-FINANCIAL COMPANY COMMERCIAL PAPER 25.9%		
Austin, Utilities, Series A, TECP, 0.20%, 5/17/16	2,000	2,000
Austin, Utilities, Series A, TECP, 0.24%, 5/17/16	660	660
Austin, Utilities, Series A, TECP, 0.48%, 6/1/16	2,800	2,800
California Dept. of Water Resources, Series 1, TECP 0.45%, 5/5/16	1,623	1,623
California Statewide CDA, Kaiser Permanante, Series 2004-E TECP, 0.26%, 9/6/16	2,000	2,000
California Statewide CDA, Kaiser Permanante, Series 2008-C TECP, 0.21%, 5/5/16	1,100	1,100
Charlotte, Series 14, GO, BAN, TECP, 0.60%, 10/4/16	1,800	1,800
Colorado Springs Utility, Series B, TECP, 0.46%, 5/5/16	1,300	1,300
Dallas Area Rapid Transit, Series I, TECP, 0.10%, 6/1/16	2,000	2,000
Delaware HFA, Christiana Care Health, Series C, TECP 0.44%, 5/9/16	3,000	3,000
East Bay Municipal Utility Dist., Series A-1, TECP 0.16%, 6/2/16	1,400	1,400
East Bay Municipal Utility Dist., Series A-1, TECP 0.43%, 5/2/16	2,350	2,350
Harris County Cultural Ed. Fac., Houston Methodist, TECP 0.15%, 6/2/16	1,600	1,600
Los Angeles Municipal Improvement Corp., Series A-2, TECP 0.45%, 5/16/16	1,000	1,000
Maryland HHEFA, Johns Hopkins Health, Series B, TECP 0.20%, 6/2/16	1,200	1,200
Maryland HHFEA, Johns Hopkins Univ., Series A, TECP 0.09%, 6/7/16	1,400	1,400
Massachusetts HEFA, Partners Healthcare, Series H-1, TECP 0.15%, 6/3/16	3,000	3,000
Metropolitan Washington Airports Auth., Dulles Toll Road Series 1, TECP, 0.10%, 6/3/16	950	950
Metropolitan Washington Airports Auth., Dulles Toll Road Series 1, TECP, 0.10%, 6/7/16	3,000	3,000
Miami-Dade County, Aviation, Series C, TECP 0.15%, 5/16/16 (1)	5,000	5,000

Missouri HEFA, SMM Health Care, Series 2014B, TECP 0.46%, 5/4/16	2,500	2,500
Missouri HEFA, SMM Health Care, Series 2014-E, TECP 0.12%, 5/5/16	2,000	2,000
Montgomery County, Series 10A, GO, TECP, 0.09%, 5/16/16	1,900	1,900
Montgomery County, Series 10A, GO, TECP, 0.43%, 5/4/16	775	775
Montgomery County, Series 10B, GO, TECP, 0.45%, 5/9/16	1,400	1,400
North Carolina Capital Fac. Fin. Agency, Duke Univ. Series A1&2, TECP, 0.51%, 7/6/16	1,600	1,600
Rochester Health Care Fac., Mayo Clinic, Series 2000A TECP, 0.09%, 5/16/16	1,000	1,000
Texas A&M Univ., Series B, TECP, 0.12%, 6/6/16	1,300	1,300
Univ. of Houston Regents, Series TE-A, TECP 0.45%, 5/25/16	1,000	1,000
Univ. of Texas, Board of Regents, Series A, TECP, 0.06%, 5/5/16	2,300	2,300
Univ. of Texas, Board of Regents, Series A, TECP, 0.43%, 6/2/16	1,000	1,000
Univ. of Texas, Board of Regents, Series A, TECP, 0.53%, 7/5/16	1,000	1,000
Total Other Commercial Paper (Cost $56,958)		56,958

OTHER MUNICIPAL SECURITIES 35.0%

Anchorage, Series A, GO, 5.00%, 9/1/16	150	152
Arlington County, Public Improvement, GO, 5.00%, 8/1/16	100	101
Baltimore County, Metropolitan Dist., 78th Issue, GO 5.00%, 2/1/17	300	310
California HFA, Stanford Hosp. & Clinics, Series B2-1 0.43%, 5/24/16	700	700
Charlotte, Series B, GO, 5.00%, 7/1/16	200	202
Colorado, Ed. Loan, GO, TRAN, 1.50%, 6/29/16	850	852
Colorado, Ed. Loan, Series B, GO, TRAN, 2.00%, 6/29/16	1,700	1,705
Dallas Water & Sewer, 5.00%, 10/1/16 (2)	200	204
District of Columbia, Income Tax, Series A, GO, 5.00%, 12/1/16	900	924
District of Columbia, Series C, GO, 5.00%, 6/1/16 (3)	125	125

District of Columbia, GO, TRAN, 1.50%, 9/30/16	2,000	2,010
Dormitory Auth. of the State of New York, Personal Income Tax Series C, 4.00%, 6/15/16	150	151
Dormitory Auth. of the State of New York, Personal Income Tax Series D, 5.00%, 6/15/16	100	101
Fairfax County IDA, Inova Health, 4.00%, 5/15/16	100	100
Florida, Board of Ed., Capital Outlay, Series C, GO 5.00%, 6/1/16	150	151
Florida, Board of Ed., Series A, GO, 5.00%, 6/1/16	200	201
Florida DOT, Right of Way, Series A, GO, 4.00%, 7/1/16	245	246
Florida DOT, Turnpike Auth., Series A, 5.00%, 7/1/16	525	529
Florida DOT, Turnpike Auth., Series 2010-B, 5.00%, 7/1/16	200	202
Florida DOT, Turnpike Auth., Series 2013-B, 5.00%, 7/1/16	100	101
Franklin County Hosp., Trinity Health, 0.14%, 6/1/16	3,000	3,000
Frederick, Public Improvement, GO, 5.00%, 9/1/16	350	355
Georgia, Series E, GO, 5.00%, 8/1/16	400	405
Georgia Private Colleges & Univ. Auth., Emory Univ., Series A 5.00%, 9/1/16	800	813
Harris County, Toll Road, Series A, GO, 4.25%, 8/15/16	200	202
Houston, GO, TRAN, 1.00%, 6/30/16	1,500	1,502
Houston, GO, TRAN, 2.00%, 6/30/16	1,700	1,705
Idaho, GO, TAN, 2.00%, 6/30/16	1,800	1,805
Idaho HFA, Trinity Health, 0.14%, 6/1/16	1,700	1,700
Illinois, Build Illinois Sales Tax, 5.00%, 6/15/16	350	352
Illinois Fin. Auth., Advocate Health Care Network, Series A 0.35%, 7/21/16	705	705
Illinois Fin. Auth., Advocate Health Care Network, Series C3B 0.35%, 7/21/16	900	900
Jackson County PCR, Chevron, 0.25%, 8/1/16	165	165
Jacksonville, Transportation, 3.00%, 10/1/16	2,000	2,020

JPMorgan Chase, Dormitory Auth. of the State of New York Personal Income Tax, Series 2015-XM0009 VRTR, 0.44%, 5/6/16 (4)	670	670
JPMorgan Chase, Massachusetts, Series 3699, GO VRTR, 0.44%, 5/6/16 (4)	1,745	1,745
JPMorgan Chase, Metropolitan Water Dist. of Southern California, Series 3289, VRTR, 0.44%, 5/6/16 (4)	2,225	2,225
JPMorgan Chase, Metropolitan Water Reclamation Dist. Series 2016-XF0336, GO, VRTR, 0.47%, 5/6/16 (4)	2,610	2,610
JPMorgan Chase, New York City Municipal Water Fin. Auth. Water & Sewer, Series 2015-XM0002, VRTR, 0.44%, 5/6/16 (4)	1,500	1,500
JPMorgan Chase, Washington, Series 2015-XM0127, GO VRTR, 0.44%, 5/6/16 (4)	1,000	1,000
JPMorgan Chase, Washington, Series 3854, GO VRTR, 0.44%, 5/6/16 (4)	1,000	1,000
King County, Series E, GO, 4.00%, 12/1/16	200	204
King County School Dist., Washington, 411 Issaquah, GO 5.00%, 12/1/16	100	103
Los Angeles County, GO, TRAN, 5.00%, 6/30/16	1,500	1,512
Loudoun County, Series A, GO, 5.00%, 7/1/16	205	207
Lower Neches Valley Authority, 0.20%, 8/15/16	1,200	1,200
Maryland DOT, 5.00%, 6/1/16	625	627
Massachusetts, Series B, GO, RAN, 2.00%, 5/25/16	4,500	4,505
Mecklenburg County, Series C, GO, 4.00%, 12/1/16	200	204
Metropolitan Transportation Auth. of New York, Series A 5.75%, 7/1/16	950	959
Minnesota, Series A, GO, 5.00%, 6/1/16	120	120
Missouri Highway & Transportation Commission, Federal Reimbursement, Series A, 5.00%, 5/1/16	300	300
Missouri Highway & Transportation Commission, Series B 5.00%, 5/1/16	350	350
Montgomery County, Trinity Health, Series MD, 0.14%, 6/1/16	1,000	1,000
New York City, Series A, GO, 5.00%, 8/1/16	100	101

New York City, Series C, GO, 5.00%, 8/1/16	100	101
New York City Transitional Fin. Auth., Future Tax, Series A 5.00%, 8/1/16	500	506
New York State Local Gov't. Assistance Corp., Sales Tax Series A, 5.00%, 4/1/17	500	521
North Carolina, Series C, GO, 3.50%, 5/1/16	375	375
Ohio, Higher Ed., Series C, GO, 5.00%, 8/1/16	100	101
Oregon, Oregon Univ., Series B, GO, 3.00%, 8/1/16	200	201
Oregon, Series A, GO, TAN, 2.00%, 9/15/16	4,400	4,428
Port of Seattle, Series C, GO, 5.00%, 9/1/16 (1)(3)	2,425	2,462
Prince George's County, COP, 5.00%, 10/15/16	500	511
Richmond, Public Improvement, Series C, GO, 5.00%, 7/15/16	330	333
Sacramento County, Series A, 8.00%, 7/1/16 (1)(5)	2,000	2,025
San Antonio, General Improvement, GO, 4.00%, 2/1/17	1,975	2,026
Tennessee, Series B, GO, 5.00%, 8/1/16	600	607
Texas, College Loan, GO, 4.00%, 8/1/16	210	212
Texas, GO, 5.00%, 4/1/17	400	416
Texas, Water Financial Assistance, Series G, GO, 4.00%, 8/1/16	205	207
Univ. of Delaware, Series C, 0.70%, 5/2/16 (6)	2,800	2,800
Univ. of Pittsburgh, Higher Ed., 2.00%, 8/2/16	1,650	1,657
Univ. of Texas, Board of Regents, Series B, 5.25%, 8/15/16	700	710
Univ. of Texas, Board of Regents, Series F, 5.00%, 8/15/16	150	152
Utah, Series 2012-A, GO, 5.00%, 7/1/16	200	202
Utah, Series A, GO, 5.00%, 7/1/16	100	101
Virginia, Series A, GO, 4.00%, 6/1/16	375	376
Virginia College Building Auth., Ed. Fac., Series A 5.00%, 2/1/17	100	103
Virginia College Building Auth., Public Higher Ed. Fin. Program 4.00%, 9/1/16	300	304
Virginia Public Building Auth., Public Fac., Series B 5.00%, 8/1/16	200	202

Virginia Public School Auth., 1997 Resolution, Series B, GO 5.25%, 8/1/16	195	197
Virginia Public School Auth., Series C, GO, 5.00%, 8/1/16	300	304
Virginia Transportation Board, U.S. Route 58 Corridor 5.00%, 5/15/16	500	501
Wells Fargo Stage Trust, Texas State College, Series 83C, GO VRTR, 0.61%, 5/6/16 (1)(4)	6,600	6,600
Wichita, Sales Tax, Series B, GO, 4.00%, 10/1/16	150	152
Wichita, Sales Tax, Series D, GO, 5.00%, 9/1/16	400	406
Wisconsin HEFA, UnityPoint Health, Series A, 5.00%, 12/1/16	350	359
Total Other Municipal Debt (Cost $76,996)		76,996

VARIABLE RATE DEMAND NOTES 37.8%

Alaska Housing Fin. Corp., Single Family, Series A VRDN, 0.41%, 5/6/16	1,000	1,000
Clark County Airport Improvement, Series B2 VRDN, 0.42%, 5/6/16 (1)	2,000	2,000
Clark County IDRB & PCR, Southwest Gas VRDN, 0.42%, 5/6/16 (1)	3,200	3,200
Colorado Housing Fin. Auth., Multi-Family, Series A1 VRDN, 0.40%, 5/6/16	4,860	4,860
Colorado Housing Fin. Auth., Multi-Family, Series B2 VRDN, 0.50%, 5/6/16 (1)	2,400	2,400
Dallas Performing Arts Cultural Fac., Series B VRDN, 0.42%, 5/6/16	1,490	1,490
Fairfax County Economic Dev. Auth., Smithsonian Institution Series A, VRDN, 0.43%, 5/6/16	3,175	3,175
Fairfax County Economic Dev. Auth., Smithsonian Institution Series B, VRDN, 0.42%, 5/6/16	1,000	1,000
Guilford County, Series B, GO, VRDN, 0.39%, 5/6/16	1,145	1,145
Harris County Cultural Ed. Fac., Memorial Hermann Health Series C, VRDN, 0.39%, 5/6/16	1,000	1,000
Highlands County HFA, Adventist Health/Sunbelt, Series I4 VRDN, 0.40%, 5/6/16	2,900	2,900

Houston, Combined Utility, Series B-3, VRDN, 0.41%, 5/6/16	1,200	1,200
Houston, Combined Utility, Series B-6, VRDN, 0.41%, 5/6/16	1,000	1,000
Indiana Fin. Auth., Indiana Univ. Health, Series C VRDN, 0.40%, 5/6/16	1,000	1,000
King County, Multi-Modal, Series A, GO, VRDN, 0.38%, 5/6/16	1,000	1,000
Lake County Pollution Control, W. W. Grainger VRDN, 0.64%, 5/6/16 (1)	1,500	1,500
Louisville/Jefferson County Metropolitan Gov't., Norton Healthcare, VRDN, 0.40%, 5/6/16	1,000	1,000
Lynchburg IDA, Centra Health, Series A, VRDN, 0.44%, 5/6/16	3,415	3,415
Lynchburg IDA, Centra Health, Series B, VRDN, 0.43%, 5/6/16	500	500
Maryland CDA, Charles Landing South Apartments, Series B VRDN, 0.45%, 5/6/16 (1)	3,375	3,375
Maryland CDA, Residential, Series D, VRDN, 0.45%, 5/6/16 (1)	3,200	3,200
Maryland CDA, Residential, Series G, VRDN, 0.47%, 5/6/16 (1)	2,400	2,400
Maryland HHEFA, Health Pool Loan 85 A & B, Series A VRDN, 0.40%, 5/6/16	3,800	3,800
Maryland HHEFA, Health Pool Loan 85 A & B, Series B VRDN, 0.38%, 5/6/16	2,000	2,000
Massachusetts HEFA, Partners Healthcare, Series P-1 VRDN, 0.40%, 5/6/16	1,200	1,200
Miami-Dade County, Seaport, Series B, VRDN, 0.43%, 5/6/16 (1)	1,000	1,000
Mississippi Hosp. Equipment Fac. Auth., North Mississippi Health, VRDN, 0.39%, 5/6/16	1,280	1,280
Missouri HEFA, SSM Health Care, Series G VRDN, 0.39%, 5/6/16	1,275	1,275
Monroe County Dev. Auth., Oglethorpe Power, Series A VRDN, 0.39%, 5/6/16	3,000	3,000
New York City Housing Dev. Corp., 90 West Street, Multi-Family Series A, VRDN, 0.41%, 5/6/16	2,400	2,400
New York State Energy Research & Dev., Consolidated Edison Series A-2, VRDN, 0.45%, 5/6/16 (1)	3,500	3,500
Pennsylvania Housing Fin. Agency, Single Family, Series 83C VRDN, 0.47%, 5/6/16 (1)	5,100	5,100

Pittsburgh Water & Sewer Auth., Series B2 VRDN, 0.41%, 5/6/16	1,000	1,000
Port of Seattle, VRDN, 0.42%, 5/6/16 (1)	1,920	1,920
Southern Ute Indian Tribe, VRDN, 0.43%, 5/6/16 (4)	3,700	3,700
Univ. of Delaware, VRDN, 0.29%, 5/2/16	1,200	1,200
Washington Health Care Fac. Auth., Providence Health & Services, Series C, VRDN, 0.43%, 5/6/16	5,100	5,100
Washington Suburban Sanitary Dist., Series A, GO, BAN VRDN, 0.38%, 5/6/16	2,000	2,000
Total Variable Rate Demand Notes (Cost $83,235)		83,235
Total Investments in Securities		
98.7% of Net Assets (Cost $217,189)		**$ 217,189**

‡ Par is denominated in U.S. dollars unless otherwise noted.
(1) Interest subject to alternative minimum tax
(2) Insured by AMBAC Assurance Corp.
(3) Insured by Assured Guaranty Municipal Corp.
(4) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $21,050 and represents 9.6% of net assets.
(5) Escrowed to maturity
(6) When-issued security

BAN Bond Anticipation Note
CDA Community Development Administration/Authority
COP Certificate of Participation
DOT Department of Transportation
GO General Obligation
HEFA Health & Educational Facility Authority
HFA Health Facility Authority
HHEFA Health & Higher Educational Facility Authority
IDA Industrial Development Authority/Agency
IDRB Industrial Development Revenue Bond
PCR Pollution Control Revenue
RAN Revenue Anticipation Note
TAN Tax Anticipation Note
TECP Tax-Exempt Commercial Paper
TRAN Tax Revenue Anticipation Note

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Summit Municipal Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit Municipal Money Market Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund incepted on October 29, 1993. The fund seeks preservation of capital and liquidity and, consistent with these, the highest possible current income exempt from federal income taxes.

In accordance with amendments to rules governing money market funds under the 1940 Act and as approved by the fund’s Board, the fund intends to operate as a retail money market fund. Accordingly, on or about July 1, 2016 the fund will implement policies and procedures to limit investments in the fund to accounts beneficially owned by natural persons. The fund’s principal investment strategies will remain the same; the fund will continue to value its securities at amortized cost and transact at a stable $1.00 NAV. Beginning October 14, 2016, the fund will have the ability to impose liquidity fees on redemptions and/or a temporarily suspend redemptions (redemption gates) in the event the fund’s weekly liquid assets fall below designated thresholds and such liquidity fees or redemption gates are determined by the Board to be in the best interest of the fund.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions, if any, are generally declared and paid by the fund annually.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

In accordance with Rule 2a-7 under the 1940 Act, the fund values its securities at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. On April 30, 2016, all of the fund’s financial instruments were classified as Level 2 in the fair value hierarchy.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

When-Issued Securities The fund may enter into when-issued purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, an authorized but not yet issued security for a fixed unit price, with payment and delivery not due until issuance of the security on a scheduled future date. When-issued securities may be new securities or securities issued through a corporate action, such as a reorganization or restructuring. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a when-issued security or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold. Amounts realized on when-issued transactions are included in realized gain/loss on securities in the accompanying financial statements.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At April 30, 2016, the cost of investments for federal income tax purposes was $217,189,000.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.45% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses. Interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

Price Associates may voluntarily waive all or a portion of its management fee and reimburse operating expenses to the extent necessary for the fund to maintain a zero or positive net yield (voluntary waiver). Any amounts waived/paid by Price Associates under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary arrangement at any time without prior notice. For the six months ended April 30, 2016, expenses waived/repaid totaled $317,000.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. Purchases and sales cross trades aggregated $22,705,000 and $36,320,000, respectively, with net realized gain of $0 for the six months ended April 30, 2016. Generally, cross trades were executed due to the limited supply of high-quality municipal securities available in the market and the adviser’s decision to continue owning certain investments in funds or accounts advised by Price Associates.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 11, 2016, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. The Board noted that, under the Advisory Contract, the fund pays the Advisor a single fee, or all-inclusive management fee, which is based on the fund’s average daily net assets. The all-inclusive management fee includes investment management services and provides for the Advisor to pay all of the fund’s ordinary, recurring operating expenses except for interest, taxes, portfolio transaction fees, and any nonrecurring extraordinary expenses that may arise. The Board also noted that an arrangement is in place whereby the Advisor may voluntarily waive all or a portion of the management fee it is entitled to receive from the fund or pay all or a portion of the fund’s operating expenses in order to maintain a zero or positive net yield for the fund. The Board concluded that, based on the profitability data it reviewed and consistent with this all-inclusive management fee structure, the Advisory Contract provided for a reasonable sharing of any benefits from economies of scale with the fund.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. For these purposes, the Board assumed that the fund’s management fee rate was equal to the all-inclusive management fee rate less the fund’s actual operating expenses, and the total expense ratio was equal to the all-inclusive management fee rate. After including reductions resulting from the voluntary fee waiver arrangement, the information provided to the Board indicated that the fund’s management fee rate and total expense ratio were at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business, and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account, and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Municipal Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date June 16, 2016